UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2012

DOLPHIN DIGITAL MEDIA, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-50621 (Commission File Number)	86-0787790 (IRS Employer Identification No.)

2151 LeJeune Road, Suite 150, Mezzanine, Coral Gables, Florida (Address of principal executive offices)	33134 (Zip Code)

Registrant’s telephone number, including area code: (305) 774-0407
Registrant’s facsimile number, including area code: (954) 774-0405

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

On March 12, 2012 Dolphin Digital Media, Inc. (the “Company”) issued a letter to its shareholders updating them on certain corporate and shareholder matters. A copy of the letter is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1    Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 12, 2012	DOLPHIN DIGITAL MEDIA, INC.

	By:	/s/ William O’Dowd IV
	Name:	William O’Dowd IV
	Title:	Chief Executive Officer